PYXIS FUNDS I

Pyxis Long/Short Equity Fund

Pyxis Long/Short Healthcare Fund

Pyxis Floating Rate Opportunities Fund

Class A, B, C and Z Shares

Supplement dated October 19, 2012 to the Class A, Class B and Class C Shares Prospectus and the Class Z Shares Prospectus, each dated November 1, 2011, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Description of Principal Investments

Effective immediately, the paragraph entitled “Exchange-Traded Funds” on page 25 of the Class A, Class B and Class C Shares Prospectus, and on page 22 of the Class Z Shares Prospectus, is amended and restated as follows:

Exchange-Traded Funds. ETFs are listed on various exchanges and seek to provide investment results that correspond generally to the performance of specified market indices by holding a basket of the securities in the relevant index. Each Fund may invest in ETFs, including ETFs that are part of the Pyxis fund complex and advised by the Adviser or its affiliates (the “Underlying Pyxis ETFs”). The Underlying Pyxis ETFs include the Pyxis/iBoxx Senior Loan ETF and may include additional ETFs advised by the Adviser or its affiliates in the future. Fees and expenses of investments in Underlying Pyxis ETFs will be borne by shareholders of the investing funds, and Pyxis intends to voluntarily waive the portion of the management fee of the investing funds that is attributable to investments in Underlying Pyxis ETFs.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE

PYXIS FUNDS I

Pyxis Long/Short Equity Fund

Pyxis Long/Short Healthcare Fund

Pyxis Floating Rate Opportunities Fund

Class A, B, C and Z Shares

Supplement dated October 19, 2012 to the Class A, Class B, Class C and Class Z Statement of Additional

Information, dated November 1, 2011, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the

Statement of Additional Information and should be read in conjunction with the

Statement of Additional Information.

Description of Non-Principal Investments and Risk Factors

Effective October 22, 2012, the paragraph entitled “Other Investment Policies – Securities of Other Investment Companies” on page 15 of the Statement of Additional Information, is amended and restated as follows:

Securities of Other Investment Companies. Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. The Funds may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE